Exhibit 99.4







                 CONSENT TO IDENTIFICATION AS DIRECTOR NOMINEE






     The undersigned hereby consents to his identification as a director nominee of Noble International, Ltd. in the within Registration Statement on Form S-1.







                                        ________________________________________
                                        TROY D. WISEMAN